CURRENT REPORT ON FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2002

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California 94089

(Address of principal executive offices)        (Zip Code)

Registrant’s telephone number, including area code (408) 542-0500

None

(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

On October 21, 2002, we issued a press release announcing settlement of our Patent Infringement action against Taiwan-based Power Quotient International Co., Ltd. and Power Quotient International- USA. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits

Number	Description of Document

99.1	Press Release dated October 21, 2002 announcing settlement of Patent Infringement Action against Power Quotient International Co., Ltd. and Power Quotient International- USA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2002	SANDISK CORPORATION

	By:	/S/ MICHAEL GRAY

Name: Michael Gray Title: Chief Financial Officer and Sr. VP, Finance and Administration (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release dated October 21, 2002 announcing settlement of Patent Infringement Action against Power Quotient International Co., Ltd. and Power Quotient International- USA.